Exhibit 3.13

ARTICLES OF INCORPORATION Form 001

Filing fee: $50.00 revised 12/27/01

Deliver 2 copies to: Colorado Secretary of State

Business Division,

1560 Broadway, Suite 200

Denver, CO 80202-5169

This document must be typed or machine printed

Please include a self-addressed envelope.

The undersigned, acting as the incorporator of a corporation for profit pursuant to §7-102-102, Colorado Revised Statutes (C.R.S.), delivers these Articles of Incorporation to the Colorado Secretary of State for filing, and states as follows:

1.	The entity name of the corporation is: Air Ambulance Specialists, Inc.

The entity name of a corporation must contain the terms “corporation”, “incorporated”; “company”, or “limited’, or an abbreviation of any of these terms §7-90-601(3)(a), C.R.S.

2.	The corporation is authorized to issue:	(number) 1,000,000 shares of (class) Common
(number) shares of (class)

If more classes are authorized, include attachment indicating class(es) and number of shares in each class.

3.               The street address of the corporation’s initial registered office and the name of its initial registered agent at that office are: Street Address (must be a street or other physical address in Colorado)

5776 South Fulton Way, Greenwood Village, Colorado 80111

If mail is undeliverable to this address, ALSO include a post office box address:                                                                       ;

Registered Agent Name:	Donald A. Jones

The undersigned consents to appointment as the corporation’s initial registered agent:
Registered Agent Signature	/s/ Donald A. Jones

4.               The address of the corporation’s initial principal office is:  5776 South Fulton Way Greenwood Village, Colorado 80111

5.               The name and address of the incorporator is:

Name:	Walter Slatkin
Address:	44 Cook West, Suite 1000 Denver, Colorado 80206-5827

6.               The address to which the Secretary of State may send a copy of this document upon completion of filing (or to which the Secretary of State may return this document if filing is refused) is:

If applicable, these articles are to have a delayed effective date of N/A
(not to exceed 90 days)

Incorporator Signature	/s/ Walter Slatkin	Signer’s Name-printed:	Walter Slatkin

OPTIONAL  The electronic mail and/or Internet address for this entity is/are: e-mail:

Web site

The Colorado Secretary of State may contact the following authorized person regarding this document:

Name:	Walter Slatkin	address:	44 Cook Street Denver, Colorado 80206-5827
Voice:	303-355-2999	fax: 303-329-6826	e-mail:	bslatkinwolfslatin.com

STATEMENT OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT, OR BOTH

Form 150 Revised July 1, 2002

Filing fee: $5.00

Deliver 3* copies to: Colorado Secretary of State

Business Division, 1560 Broadway, Suite 200

Denver, CO 80202-5169

This document must be typed or machine printed

Copies of filed documents may be obtained at www.sos.stateco.us

Pursuant to Title 7, Colorado Revised Statutes (C.R.S.), the individual named below causes the following statement to be delivered to the Colorado Secretary of State for filing:

1.               The name of the entity is Air Ambulance Specialists, Inc.

(must be exactly as shown on the records of the Secretary of State)

organized under the laws of Colorado (state or country of origin)

2.               If above entity is foreign, the assumed entity name, if any, currently using in Colorado:

3.               The street address of its current registered office (according to the existing records of the Secretary of State) is:  5776 South Fulton Way Greenwood Village, CO 80111

4.               If the registered office address is to be changed, the street address of the new registered office is:  8001 S. Inter Port Blvd. Suite 250, Englewood, CO 80112

(must be a street or other physical address in Colorado) If mail is undeliverable to this address, ALSO include a post office box address:

5.               The name of its current registered agent (according to the existing records of the Secretary of State) is:

6                  If the registered agent is to be changed, the name of the new registered agent is:

7.               If the registered agent is changing the street address of the registered agent’s business address, notice of the change has been given to the above named entity.

8.               The street  addresses of its registered office and of the business office of its registered agent as changed will be identical.

9.               (Optional) Address of its principal place of business is:

and if changed, the new address of its principal place of business is:

10.         The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document                  are: Air Ambulance Specialists, Inc. 8001 S. Interport Blvd, Suite 250, Englewood, CO 80112

*NOTE: If this document is changing the registered office or registered agent,  the Secretary of State must deliver a copy of the document (1) to the registered office as last designated before the change and (2) to the principal office of the entity.

Document processing fee

If document is filed on paper           $10.00

If document is filed electronically   Currently Not Available

Fees and forms/cover sheets

are subject to change.

To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.

Paper documents must he typewritten or machine printed

Statement of Change

filed pursuant to §7-90-301, et seq. and §7-90-305.5 or §7-90-604 or §7-90-701 or §7-90-702 or §7-90-705 or
§7-90-804 of the Colorado Revised Statutes (C.R.S.)

ID number:	20021030508

1. Entity name:	Air Ambulance Specialists, Inc.

2. True name:
(if different from the entity mane)

Complete lines 3 - 15 as applicable. You must complete line l6.

3. Resignation of registered agent of record:

Date on which agent resigned:	7/08/2006
(mm/dd/yyyy)

Registered Agent: (if an individual)	Jones Donald A.
(Last) (First) (Middle) (Suffix)

OR (if a business organization)
800 S. Interport Blvd.

Registered agent street address:	Suite 250
(Street name and number)

Englewood CO 80112
(City) (State) (Postal/Zip Code)

The person appointed as registered agent has delivered notice of the change to the entity at the principal office address of its principal office.

4. Appointment of new registered agent following resignation of registered agent of record:

Registered agent: (if an individual)
(Last) (First) (Middle) (Suffix)

OR (if a business organization)
Corporation Service Company

The person appointed as registered agent in the document has consented to being so appointed.

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Registered agent street address:	1560 Broadway
(Street name and number)

Denver CO 80202
(City) (State) (Postal/ZipCode)

Registered agent mailing address:
(if different from above)	(Street name and number or Post Office Box information)

(City) (State) (Postal/ZipCode)

(Province — if applicable) (Country — if not US)

5. Change of registered agent name and/or address of record:

Registered agent: (if an individual)	(Last) (First) (Middle) (Suffix)

OR (if a business organization)
Corporation Service Company

The person appointed as registered agent in the document has consented to being so appointed.

Registered agent street address:	1560 Broadway
(Street name and number)

Denver CO 80202
(City) (State) (Postal/ZipCode)

Registered agent mailing address:
(if different from above)	(Street name and number or Post Office Box information)

(City) (State) (Postal/ZipCode)

(Province — if applicable) (Country — if not US)

If the change is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the change to the entity at the principal office address of its principal office.

6. Change of principal office address of record:

New principal office:
street address	(Street name and number)

(City) (State) (Postal/ZipCode)

(Province — if applicable) (Country — if not US)

New principal office mailing address:	(Street name and number or Post Office Box information)

2

(if different from above)

(City) (State) (Postal/ZipCode)

(Province — if applicable) (Country - if not US)

7. Document number:
(required for change(s) to 8, 9,10, and/or 11 below)

8. Change of entity name of record (LLP, art. 61 LLLP or foreign entity only):

New entity name:

9. Change of true name of record (LLP, art. 61 LLLP, general partnership or foreign entity only):

New true name:

10. Change of jurisdiction of formation of record (foreign entity only):

New jurisdiction of formation:

11. Change of entity form of record (foreign entity only):

New entity form:

12. Other change(s) not provided for above:

If other information contained in the filed document is being changed, mark this box ☐ and include an attachment stating the information to be changed and each such change.

If other information is being added or deleted, mark this box ☐ and include an attachment stating each addition or deletion.

13.                                 Withdrawal of Statement of Registration of True Name: (if applicable, mark this box ☐)

14.                                 Use of Restricted Words (if any of these

terms are contained in an entity name,	☐ ‘bank” or “trust” or any derivative thereof
true name of on entity, trade name or trademark	☐ “credit union” ☐ “savings and loan”
stated in this document, mark the applicable box):	☐ “insurance”, “casualty”, “mutual’, or “surety”

15. (Optional) Delayed effective date:
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

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This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

16. Name(s) and address(es) of the Individual(s) causing the document to be delivered for filing:	Hill Jackie L.
(Last) (First) (Middle) (Suffix)
c/o Holme Roberts & Owens, L.L.P.
(Street name and number or Post Office Box information)
1700 Lincoln Street, Suite 4100

Denver CO 80203
(City) (State) (Postal/ZipCode)

(Province — if applicable) (Country if not US)

(This document need not state the          name and address of more than one individual.  However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this  box ☐ and include an attachment stating the name and address of such individuals)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty.  While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form.  Questions should be addressed to the user’s attorney.

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Document processing fee If document is filed on paper	$150.00
If document is filed electronically	Currently Not Available

Fees & forms/cover sheets
are subject to change.

To file electronically, access instructions
for this form/cover sheet and other
information or print copies of filed
documents, visit www.sos.state.co.us
and select Business Center.

Paper documents must be typewritten or machine printed.

Statement of Merger

filed pursuant to §7-90-301, et seq. and §7-90-203 Colorado Revised Statutes (C.R.S.)

1. Entity name or true name of each merging entity (other than the surviving entity)	Eagle Acquisition Subsidiary, Inc.
(Enter name exactly as it appears in the records of the secretary of state if applicable)

Form of entity	corporation

Jurisdiction under which the entity was formed	Colorado

ID number (if applicable)	20061198005

Principal office street address:	6200 South Syracuse Way
(Street name and number)

#200

Greenwood Village CO 80111
(City) (State) (Postal Zip Code)

Principal office mailing address:
(if different from above)	(Street name and number or Post Office Box information)

(City) (State) (Postal Zip Code)

(Province — if applicable) (Country — if not US)

Entity name or true name (other than the surviving entity)
(Enter name exactly as it appears in the records of the secretary of state if applicable)

Form of entity

Jurisdiction under which the entity was formed

ID number (if applicable)

1

Principal office street address:
(Street name and number)

(City) (State) (Postal Zip Code)

(Province — if applicable) (Country — if not US)

Principal office mailing address:
(if different from above)	(Street name and number or Post Office Box information)

(City) (State) (Postal Zip Code)

(Province — if applicable) (Country — if not US)

Entity name or true name (other than the surviving entity)
(Enter name exactly as it appears in the records of the secretary of state if applicable)

Form of entity

Jurisdiction under which the entity was formed

ID number (if applicable)

Principal office street address:
(Street name and number)

(City) (State) (Postal Zip Code)

(Province — if applicable) (Country — if not US)

Principal office mailing address:
(if different from above)	(Street name and number or Post Office Box information)

(City) (State) (Postal Zip Code)

(Province — if applicable) (Country — if not US)

(If there are more than three merging entities, mark this box ☐ and include an attachment stating the entity name, ID number, and the principal office address of each additional merging entity.)

2. Entity name of the surviving entity	Air Ambulance Specialists, Inc.
(Enter name exactly as it appears in the records of the secretary of state if applicable)

Form of entity	corporation

2

Jurisdiction under which the entity was formed	Colorado

ID number (if applicable)	20021030508

Principal office street address:	8001 S. Interport Blvd.
(Street name and number)

Suite 250

Englewood CO 80112
(City) (State) (Postal Zip Code)

(Province — if applicable) (Country — if not US)

Principal office mailing address:
(if different from above)	(Street name and number or Post Office Box information)

(City) (State) (Postal Zip Code)

(Province — if applicable) (Country — if not US)

3.               The merging entities are merged into the surviving entity.

4.               If one or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state, mark this box ☐ and state below the document number of each such filed document.

Document number

Document number

(If more than two trademarks, mark this box ☐ and include an attachment slating the additional document numbers.)

5.               Additional information may be included.  If applicable, mark this box ☐ and include an attachment stating the additional information.

6. (Optional) Delayed effective date:
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

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7. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Hill Jackie L.
(Last) (First) (Middle) (Suffix)

c/o Holme Roberts & Owen, LLP
(Street name and number of Post Office Box information)
1700 Lincoln Street, Suite 4100

Denver CO 80203
(City) (State) (Postal/Zip Code)

(Province if applicable) (Country — if not US)

(The document need not state the true name and address of more than one individual.  However, if you wish to stale the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

4

Document Processing Fee If document is filed on paper:	$150.00
If document is filed electronically:	$ 50.00
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.
Paper documents must be typewritten or machine printed.

Statement Curing Delinquency

filed pursuant to §7-90-904 of the Colorado Revised Statutes (C.R.S.)

1. For the delinquent entity, its ID number, entity name and jurisdiction of formation are

ID number	20021030508
(Colorado Secretary of State ID number)

Entity name	AIR AMBULANCE SPECIALISTS, INC.

Jurisdiction where formed	Colorado

2. By providing the information required herein, this statement corrects all grounds for delinquency cited by the secretary of state.

3. The registered agent name and registered agent address of the registered agent are

Name (if an individual)
(Last) (First) (Middle) (Suffix)

OR

(if an entity)	Corporation Service Company
(Caution: Do not provide both an individual and an entity name).

The person appointed as registered agent above has consented to being so appointed.

Street address	1560 Broadway Ste 2090
(Street number and name)

Denver CO 80202
(City) (State) (Zip Code)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

CO
(City) (State) (Zip Code)

(If following statement applies, adopt the statement by marking the box.)

1

☐ The mailing address in the records of the Secretary of State is no longer different than the street address and is no longer required.

4. The principal office address of the entity’s principal office is

Street address	6200 S. SYRACUSE WAY
(Street number and name)
SUITE 200

GREENWOOD VILLAGE CO 80111
(City) (State) (Postal/Zip Code)

United States
(Province — if applicable) (Country — if not US)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

(City) (State) (Zip Code)

United States
(Province — if applicable) (Country — if not US)

(If following statement applies, adopt the statement by marking the box.)

☐            The mailing address in the records of the Secretary of State is no longer different than the street address and is no longer required.

5.               If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐            This document contains additional information as provided by law.

6.               (Caution: Leave blank if the document does not have a delayed effective date.  Stating a delayed effective date has significant legal consequences.  Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document is/are
(mm/dd/yyyy hour minute am/pm)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

7.               The true name and mailing address of the individual causing the document to be delivered for filing are

WARD LYNNE
(Last) (First) (Middle) (Suffix)

2

6200 S. SYRACUSE WAY
(Street name and number of Post Office Box information)
SUITE 200

GREENWOOD VILLAGE CO 80111
(City) (State) (Postal/Zip Code)

(Province — if applicable) (Country — if not US)

(If following statement applies, adopt the statement by marking the box and include an attachment.)

☐            This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

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Document processing Fee If document is filed on paper:	$150.00
If document is filed electronically:	Currently Not Available
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.

Paper documents must be typewritten or machine printed.

Statement of Correction

filed pursuant to §7-90-301, et seq. and §7-90-305 of the Colorado Revised Statutes (C.R.S.)

Document number	20071354894
(of filed document to be corrected)

ID number	20021030508

1. Entity name	AIR AMBULANCE SPECIALISTS, INC.

2. True name (if different from the entity name)

The corrected statement(s) below correct(s) the corresponding incorrect statement(s) that is/are contained in the filed document identified by the document number above.

Complete the following sections as applicable. Leave the section blank if it does not apply. You must complete section 21.

3.               Corrections made below are intended to update the entity’s current information ☒

OR

Corrections made below are intended for historical purposes only, and not to update the entity’s current information ☐.

4.               Correction of entity name of record

5.               Correction of true name of record

6.               Correction of entity form of record

7.               Correction of jurisdiction of formation of record

8. Correction of registered agent of record
(if an individual)	(Last) (First) (Middle) (Suffix)

OR (if a business organization)

The person appointed as registered agent in the document has consented to being so appointed.

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

9. Correction of registered agent street address of record	(Street number and name)

CO
(City) (State) (Postal/Zip Code)

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

10. Correction of registered agent mailing address of record*
(leave blank if same as street address)	(Street name and number or Post Office Box information)

(City) (State) (Postal/Zip Code)

(Province — if applicable) (Country — if not US)

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

*If this address is being deleted entirely, mark this box ☐.

11. Correction of principal office	8001 S. INTERPORT BLVD.
street address of record	(Street number and name)

SUITE 250

ENGLEWOOD CO 80112
(City) (State) (Postal/Zip Code)

(Province — if applicable) (Country — if not US)

12. Correction of principal office	6200 S. SYRACUSE WAY
mailing address of record*	(Street name and number or Post Office information)
(if different from above)
SUITE 200

GREENWOOD VILLAGE CO 80111
(City) (State) (Postal/Zip Code)

(Province — if applicable) (Country — if not US)

*If this address is being deleted entirely, mark this box ☐.

13. Correction of delayed effective date of record
(only for filed documents that have not	(mm/dd/yyyy)
become effective)

14.         Correction of period of duration of record

If the entity’s period of duration as corrected is perpetual, mark this box ☐.

OR

If period of duration is less than perpetual, state the date on which the period of duration expires:
(mm/dd/yyyy)

15.         If other information contained in the filed document is being corrected, mark this box ☐ and include an attachment stating the information to be corrected and each such correction.

16.         Correction regarding unauthorized filed document (if the filed document should not have been filed, mark this box ☐ and include an attachment stating each incorrect statement that is corrected by the statement of correction).
(only for filed documents that have become effective)

17.         If this statement of correction affects another record in the records of the Secretary of State, mark this box ☐ and include an attachment stating the entity name, true name, trade name, or trademark and the identification number of that record.

18.         If this statement of correction affects this record’s status, mark this box ☐.

19.         (If this statement of correction revokes a filed document that states a delayed effective date but has not yet become effective, adopt the following statement by marking the box.)

☐  The filed document is revoked.

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

20. Name(s) and address(es) of the	WARD LYNNE
individual(s) causing the document	(Last) (First) (Middle) (Suffix)
to be delivered for filing:	c/o AMERICAN MEDICAL RESPONSE
(Street name and number of Post Office Box information)
6200 S. SYRACUSE WAY, SUITE 200

GREENWOOD VILLAGE CO 80111
(City) (State) (Postal/Zip Code)

(Province — if applicable) (Country — if not US)

(The document  used must state the true name and address of more than one individual.  However, if you wish to state the name and address of any additional individuals causing the document to be delivered far filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)